UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2025

Bolt Projects Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2261 Market Street, Suite 5447 San Francisco, CA	94114
(Address of principal executive offices)	(Zip Code)

(415) 325-5912

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BSLK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50	BSLKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On February 13, 2025, Bolt Projects Holdings, Inc. (the “Company”) entered into a common stock purchase agreement with Triton Funds LP (“Triton”) (the “Purchase Agreement”). Under the Purchase Agreement, the Company has the ability, subject to the limits set forth in the Purchase Agreement, to require Triton to purchase up to $1,500,000 of the Company’s common stock, par value $0.0001 per share (the “common stock”), between the date that a Form S-1 registration statement becomes effective for the resale of such shares of common stock (the “Registration Statement”) and June 30, 2025 (the “Commitment Period”) pursuant to purchase notices (each, a “Purchase Notice”) delivered to Triton stating the number of shares of our common stock Triton is required to purchase. The amount to be funded under each Purchase Notice is the number of shares of common stock to be purchased multiplied by 75% of the lowest daily VWAP of the Company’s common stock during the ten trading days prior to the payment and delivery of the shares of common stock. The closing date for each purchase of common stock is five business days after delivery of the Purchase Notice.

Triton’s obligation to purchase shares of common stock is subject to certain conditions including, but not limited to, (i) the Registration Statement being effective as of the date of the Purchase Notice, (ii) the number of shares of common stock sold pursuant to the Purchase Agreement shall not exceed 19.99% of the Company’s issued and outstanding shares of common stock immediately prior to the execution of the Purchase Agreement without the Company first obtaining stockholder approval (which would equal 6,856,859 shares), and (iii) the number of shares of common stock sold pursuant to the Purchase Agreement shall not cause Triton to beneficially own more than 19.99% of the Company’s issued and outstanding shares of common stock.

Pursuant to the Purchase Agreement, the Company also will issue to Triton a warrant (the “Warrant”) to purchase up to 3,000,000 shares of common stock (the “Warrant Shares”) at an exercise price of $0.50 per share, the average closing price of the Company’s common stock on the five trading days immediately preceding the Company’s entry into the Purchase Agreement. The Warrant will be exercisable beginning August 13, 2025, subject to a restriction preventing Triton and its affiliates from beneficially owning more than 19.99% of the Company’s outstanding shares of common stock without the Company first obtaining stockholder approval, and will expire on August 13, 2030. If, once the Warrant is exercisable, there is no effective registration statement covering the resale of the Warrant Shares on the date the Warrant is exercised, the holder of the Warrant may elect to exercise the Warrant on a cashless basis.

The sale of the shares of common stock pursuant to the Purchase Agreement and the issuance of the Warrant are exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Purchase Agreement contains customary representations, warranties, covenants, and indemnification obligations of the Company and Triton. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing description of the Purchase Agreement and Warrant does not purport to be complete descriptions of the Purchase Agreement or Warrant and is qualified in its entirety by reference to the complete texts of the Purchase Agreement and Warrant, copies of which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this Item 3.02 is contained in Item 1.01, which is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s ability to issue a Purchase Notice and potential proceeds to the Company from the transactions contemplated by the Purchase Agreement. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, as such factors may be updated from time to time in our filings with the United States Securities and Exchange Commission. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Common Stock Purchase Warrant, between the Registrant and Triton Funds LP, dated as of February 13, 2025
10.1	Stock Purchase Agreement, dated February 13, 2025, between the Registrant and Triton Funds LP
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT PROJECTS HOLDINGS, INC.

Date: February 14, 2025	By:	/s/ Daniel Widmaier
	Name:	Daniel Widmaier
	Title:	Chief Executive Officer

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